Fourth Quarter 2021 Webcast Presentation February 15, 2022 NYSE: WCC

2 All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected benefits and costs of the transaction between WESCO and Anixter International Inc., including anticipated future financial and operating results, synergies, accretion and growth rates, and the combined company's plans, objectives, expectations and intentions, statements that address the combined company's expected future business and financial performance, and other statements identified by words such as "anticipate," "plan," "believe," "estimate," "intend," "expect," "project," "will" and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of WESCO's management, as well as assumptions made by, and information currently available to, WESCO's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of WESCO's and WESCO's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Those risks, uncertainties and assumptions include the risk of any unexpected costs or expenses resulting from the transaction, the risk that the transaction could have an adverse effect on the ability of the combined company to retain customers and retain and hire key personnel and maintain relationships with its suppliers, customers and other business relationships and on its operating results and business generally, or the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the transaction or it may take longer than expected to achieve those synergies or benefits, the risk that the leverage of the company may be higher than anticipated, the impact of natural disasters, health epidemics and other outbreaks, especially the outbreak of COVID-19 since December 2019, which may have a material adverse effect on the combined company's business, results of operations and financial conditions, and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond each company's control. Additional factors that could cause results to differ materially from those described above can be found in WESCO's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and WESCO's other reports filed with the U.S. Securities and Exchange Commission ("SEC"). Non-GAAP Measures In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles ("U.S. GAAP"), this presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, pro forma net sales, gross profit, adjusted gross profit, gross margin, adjusted gross margin, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, pro forma adjusted EBITDA, adjusted EBITDA margin, financial leverage, free cash flow, adjusted income from operations, adjusted operating margin, adjusted other non-operating expenses (income) adjusted provision for income taxes, adjusted income before income taxes, adjusted net income, adjusted net income attributable to WESCO International, Inc., adjusted net income attributable to common stockholders, and adjusted earnings per diluted share. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of sales performance, and the use of debt and liquidity on a comparable basis. Additionally, certain non-GAAP measures either focus on or exclude items impacting comparability of results such as merger-related costs, and the related income tax effect of such items, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above. Forward-Looking Statements

Agenda 3 Business Overview Financial Results Overview John Engel Chairman, President & CEO Executive Vice President & CFO Dave Schulz

4 Strong Results Across The Board Strong execution and value of Wesco+Anixter drove record sales, backlog and profitability in 2021 Sales up 16% YOY and 6% sequentially on an organic basis • Effectively managing global supply chain challenges • Increased inventories to support sales growth and ensure customer service levels • Backlog at record level, up 14% sequentially and 88% YOY Gross margin up 120 basis points YOY • Focus on value-driven pricing through enhanced and rigorous margin- improvement processes Adjusted EBITDA margin up 140 basis points YOY • Strong synergy execution delivering results above expectations • Benefits accruing from structural cost takeout and increased operating leverage Adjusted EBITDA up 48%, and adjusted diluted EPS up 160% YOY Sales up 14% YOY • Leveraging increased scale, expanded product and services portfolio and global supplier relationships • Benefitting from SBU cross-selling and attractive secular growth trends • Grew backlog YOY and sequentially every month Adjusted EBITDA margin up 120 basis points YOY • Strong synergy execution delivering results above expectations • Increased target cost synergies, cross-sell synergies and pace of de- levering to target leverage range Adjusted EBITDA of $1.18 billion, up 38% on a pro forma basis Leverage of 3.9x, down 1.8x in 18 months since Anixter merger Q4 2021 FY 2021 (vs. 2020 PF) Cost and revenue synergies substantially exceeded expectations again in 2021 See appendix for non-GAAP reconciliations.

5 Secular Growth Trends Amplify Growth Opportunity Exceptionally well-positioned across all business units Supply Chain Consolidation and Relocation to North America Electrification Automation and IoT Green Energy and Grid Modernization 24/7 Connectivity and Security Digitalization

6 New Product Highlight: A/V Conference Room as a Service Service capability that leverages the end-to-end solutions of Wesco+Anixter • Recently launched A/V Conference-Room-as-a-Service offering • Subscription-based service that enables rapid deployment of multiple conference rooms as a single subscription • Solves the problem of time-consuming and expensive roll-out of multiple conference rooms and enables conference rooms to offer video collaboration in an Opex model • Offers simple to use conferencing solutions that perform like high- end systems, without the end-user challenges of complex systems For more information visit: https://www.wescoconferencerooms.com Can Configure Any Space Remote Monitoring Easy to Budget Secure24/7 Support Simple Collaboration

7 ESG Update Named to the 2022 Bloomberg Gender Equality Index for the fourth consecutive year Environmental • Reduced greenhouse gas emission intensity level by 23% • Reduced recordable rate by 55% since 2017; Wesco consistently performs 6x-8x better than peer group of distributors benchmarked by the National Association of Wholesale Distributors (NAW) • Set 2030 sustainability goals1 for landfill waste, greenhouse gas emissions and safety Social • Introduced new mission, vision and values for the combined company • Launched five Business Resource Groups to support employee communities • Appointed first Vice President of Inclusion and Diversity • Supported the United Way, Habitat for Humanity and the American Red Cross • Named to Forbes World’s Best Employers and America’s Best Employers for Women • Named to Fortune World’s Most Admired Companies list Governance • Board conducts annual review of ESG initiatives and results • New Board Member, Anne M. Cooney, elected in August 2021 Published 2021 Sustainability Report in November 1 Unless otherwise indicated, the greenhouse gas emission goal and baselines are based on the following assumptions and estimates. The baseline for our GHG goal reflects the use of a 2019 baseline to mitigate the impacts of the COVID-19 pandemic on our operations, as we anticipate a return to normalized operations during the relevant achievement period and estimated Anixter building and fleet information, based on corresponding assumptions and estimates made using historical Wesco data.

Fourth Quarter Results Overview Dave Schulz Executive Vice President & Chief Financial Officer

9 Fourth Quarter Results Overview Outstanding financial results driven by strong sales growth, margin expansion and operating leverage Q4 2021 Q4 2020 YOY Sales $4,852 $4,129 18% Gross Profit 1,008 811 24% % of sales 20.8% 19.6% +120 bps Adjusted Income from Operations 271 172 58% % of sales 5.6% 4.2% +140 bps Adjusted EBITDA 320 216 48% % of sales 6.6% 5.2% +140 bps Adjusted Diluted EPS $3.17 $1.22 160% $ millions, except per share amounts • Record sales, +16% YOY and +6% sequentially on an organic basis • Record backlog, +14% since Q3 • Gross margin +120 bps YOY • $60 million in realized cost synergies in Q4 • $145 million in cross-sell synergies in Q4 • Adjusted EBITDA +48%, and adjusted EPS +160% YOY • Adjusted EBITDA margin +140 bps YOY Versus 2019 pro forma levels, sales +11%, adjusted EBITDA +40% and adjusted EBITDA margin +130 bps See appendix for non-GAAP reconciliations. Preliminary January sales up low-teens YOY and high-teens compared to 2019 on a workday-adjusted basis

10 Fourth Quarter Adjusted EBITDA Bridge Outstanding financial results driven by strong sales growth, margin expansion and operating leverage 2020 Q4 Adjusted EBITDA Sales Gross Margin Improvement Cost Synergies Volume-related Costs & Variable Compensation Digital/IT & Other 2021 Q4 Adjusted EBITDA $216 $320 5.2% of sales 6.6% of sales +48% +140 bps $ millions See appendix for non-GAAP reconciliations.

11 FY 2021 Results Overview Outstanding financial results driven by strong sales growth, margin expansion and operating leverage FY 2021 FY 2020 PF YOY Sales $18,218 $16,017 14% Adjusted EBITDA $1,176 $855 37% % of sales 6.5% 5.3% +120 bps • Sales +14% YOY • Record backlog, +88% YOY • Adjusted EBITDA +37% YOY • Adjusted EBITDA margin +120 bps YOY Versus 2019 pro forma levels, sales +6%, adjusted EBITDA +30% and adjusted EBITDA margin +120 bps See appendix for non-GAAP reconciliations. $ millions

Continue to take share due to enhanced value proposition and complete solutions offering Fourth Quarter Drivers • Strong double-digit sales growth in all operating groups – Non-residential construction remains ahead of expectations – Industrial and MRO momentum continues, along with OEM and CIG • Backlog at record level; up 66% YOY and 9% sequentially • Adjusted EBITDA growth and margin expansion driven by synergy capture, effective cost controls and execution of margin improvement initiatives • Secular trends of electrification, automation and green energy support increased outlook and future growth Electrical & Electronic Solutions (EES) Q4 2021 Q4 2020 YOY Sales $1,995 $1,668 +18%1 Adj. EBITDA $151 $94 +59% % of sales 7.5% 5.7% +180 bps FY 2021 FY 2020 PF YOY Sales $7,621 $6,416 +19% Adj. EBITDA $604 $373 +62% % of sales 7.9% 5.8% +210 bps 12 $ millions 1 Fourth quarter sales growth shown on an organic basis. Organic sales growth represents reported sales growth adjusted to remove the effect of acquisitions, divestitures, changes in foreign currency exchange rates and differences in working days. See appendix for non-GAAP reconciliations.

Communications & Security Solutions (CSS)

Fourth Quarter Drivers

- Strong quarter with sales growth in all operating groups
  - Network infrastructure growth led by data center and hyperscale projects
  - Continued strength in cloud and professional audio/visual applications
  - Security growth driven by increased IP-based surveillance and adoption of cloud-based technologies
- Backlog at record level; up 114% YOY and 11% sequentially, including the impact of some project delays due to supply challenges
- Adjusted EBITDA growth and margin expansion driven by sales execution, synergy capture and margin improvement initiatives, partially offset by a 28-basis point headwind related to safety inventory write-down
- Secular trends of 24/7 connectivity, data center expansion, secure networks and IoT/automation support increased outlook and future growth

$ millions

	Q4 2021	Q4 2020	YOY
Sales	**$1,515**	**$1,369**	**+9%[1]**
Adj. EBITDA	**$125**	**$112**	**+12%**
% of sales	8.3%	8.2%	+10 bps

	FY 2021	FY 2020 PF	YOY
Sales	**$5,715**	**$5,260**	**+9%**
Adj. EBITDA	**$481**	**$427**	**+13%**
% of sales	8.4%	8.1%	+30 bps

[1] Fourth quarter sales growth shown on an organic basis. Organic sales growth represents reported sales growth adjusted to remove the effect of acquisitions, divestitures, changes in foreign currency exchange rates and differences in working days. See appendix for non-GAAP reconciliations.

Record backlog and accelerating secular trends set up strong outlook for 2022

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Utility & Broadband Solutions (UBS)

Fourth Quarter Drivers

- Double-digit sales growth in all operating groups
  - Growth in utility driven by IOU customers and Public Power investments in grid modernization and new business wins
  - Broadband growth driven by connectivity demand and rural broadband expansion
  - Integrated supply up versus PY and sequentially, in-line with industrial recovery
- Backlog at record level; up 113% YOY and 27% sequentially
- Adjusted EBITDA growth and margin expansion driven by higher sales, cost synergies and margin improvement initiatives
- Growth outlook driven by industry-leading value proposition, scope expansion and attractive secular trends of green energy and infrastructure investment

$ millions

	Q4 2021	Q4 2020	YOY
Sales	**$1,342**	**$1,091**	**+22%[1]**
Adj. EBITDA	**$129**	**$79**	**+63%**
% of sales	9.6%	7.3%	+230 bps
	FY 2021	**FY 2020 PF**	**YOY**
Sales	**$4,881**	**$4,342**	**+12%**
Adj. EBITDA	**$428**	**$320**	**+34%**
% of sales	8.8%	7.4%	+140 bps

[1] Fourth quarter sales growth shown on an organic basis. Organic sales growth represents reported sales growth adjusted to remove the effect of acquisitions, divestitures, changes in foreign currency exchange rates and differences in working days. See appendix for non-GAAP reconciliations.

Leadership position and complete solutions offering continue to drive exceptional sales and profit growth

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Cross-Sell Drives Market Outperformance

- Expanding pipeline of cross-sell opportunities
- Strong customer relationships and global supplier partnerships
- Minimal overlap between legacy Wesco and Anixter customers
- Highly complementary products and services
- Salesforce training and incentives in place
- Opportunities to cross-sell exist across all three SBUs
- Growth opportunity is further amplified by attractive secular growth trends

Increasing cross-sell target from $500 million to $600 million


$ millions
$170
$500
$600
$365
Captured ~60% of New Target Since Merger Closed
Initial Target (June 2020)
First Target Increase (June 2021)
Second Target Increase (January 2022)

Broad Portfolio of Cross-Sell Products and Services



Switch Gear



Wire & Cable Solutions



Substation and Grid Components



Balance of Electrical system



MRO Supplies



Network Infrastructure and Security



Services

Successful cross-selling initiative to existing customers and new prospects

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16 $14 $34$25 $44 $50 $60 2020 2021 2022 2023 Accelerated Cost Synergy Realization Continues Accelerated synergy capture leads to increased 2023 target of $315 million Cumulative Realized Synergies 202 1 (to date) Supply Chain $115 million G&A $95 million Corporate Overhead $45 million Cumulative Realized Synergies By Type To be realizedRealized $315 $250 $188 $39 Field Operations $60 million To be realizedRealized (increased from $182) (increased from $230) (increased from $300)$ millions

Free Cash Flow and Working Capital Days


Free Cash Flow (FY 2021)
$ millions
$578
$214
$(613)
$(85)
$94
Adjusted Net Income
D&A / Other
Working Capital Increase
Capex / IT Spend
Free Cash Flow


Net Working Capital Days[1]
70
70
67
65
64
6-day reduction
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21

Responsively managing working capital in a high-growth, supply-constrained environment wesco

[1] Reflects net working capital days as calculated using the average ending balance sheet and income statement values of the preceding five quarters.
See appendix for non-GAAP reconciliations.

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18 Leverage Improved 1.8x Since Anixter Merger 18 Months Ago Remain on accelerated track to return to target leverage range of 2.0-3.5x during second half of 2022 5.7x 5.3x 5.3x 4.9x 4.5x 4.1x 3.9x Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 • Leverage reduced 1.4x in 2021; 1.8x since Anixter merger closed • Accelerated expected timing to return to our target range from mid-2023 to 2H 2022 • Rapid deleveraging demonstrates inherent strength of our B2B distribution business model Reduction of 1.8x Net Debt / TTM Adjusted EBITDA Target Range of 2.0-3.5x Acquisition closed June 2020 See appendix for non-GAAP reconciliations.

2022 Outlook 19 FY 2022 Outlook Market growth +3% to +5% Plus: share gain/cross-sell +2% to +3% Plus: benefit of one more workday in 2022 +0.5% Reported sales +5% to +8% Adjusted EBITDA margin1 6.7% to 7.0% +20 bps to +50 bps vs PY Effective tax rate ~25% Adjusted EPS1 $11.00 to $12.00 +10% to +20% vs PY Free cash flow percent of net income ~100% 2022 Outlook does not reflect the effect of potential tax law changes or future refinancing activity. 1 Adjusted EBITDA is defined as EBITDA before other, net, non-cash stock-based compensation and merger-related costs; Adjusted EPS excludes merger-related costs, accelerated trademark amortization and the related income tax effects.

20 Summary Differentiated capabilities and execution, along with improving macro environment, drive strong 2022 outlook • 2021 was an exceptional year all around • Delivered very strong financial results capping off an outstanding first 18 months of WESCO + Anixter – Growth in every segment versus both 2020 and pre-pandemic 2019 – Expanded margins through P3+ program – Delivered strong gross and EBITDA margin expansion on value-based pricing execution and accelerated cost synergies • Took market share through sales execution and cross-selling program • Overdelivered integration synergies and again increased target cost and revenue synergies • Accelerated de-leveraging; leverage reduced 1.8x since merger close in June 2020 • Making excellent progress on our IT/Digital roadmap • Exceptionally well positioned to benefit from secular growth trends

APPENDIX

22 Glossary 1H: First half of fiscal year 2H: Second half of fiscal year A/V: Audio/visual COGS: Cost of goods sold CIG: Commercial, Institutional and Government CSS: Communications & Security Solutions (business unit) EES: Electrical & Electronic Solutions (business unit) ETR: Effective tax rate FTTx: Fiber-to-the-x (last mile fiber optic network connections) HSD: High-single digit LSD: Low-single digit MRO: Maintenance, repair and operating MTDC: Multi-tenant data center Executed synergies: Initiatives fully implemented – actions taken to generate savings Realized synergies: Savings that impact financial results versus pro forma 2019 One-time operating expenses: Operating expenses that are in or will be realized in the P&L (including cash and non-cash) Leverage: Debt, net of cash, divided by trailing-twelve-month adjusted EBITDA MSD: Mid-single digit PF: Pro Forma PY: Prior Year OEM: Original equipment manufacturer OPEX: Operating expenses ROW: Rest of world SBU: Strategic Business Unit Seq: Sequential TTM: Trailing twelve months UBS: Utility & Broadband Solutions (business unit) WD: Workday YOY: Year-over-year Abbreviations Definitions

23 Workdays Q1 Q2 Q3 Q4 FY 2019 63 64 63 62 252 2020 64 64 64 61 253 2021 62 64 64 62 252 2022 63 64 64 62 253

24 1 Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. Adjusted gross profit and adjusted gross margin exclude the effect of merger-related fair value adjustments to inventory of $15.7 million and an out-of-period adjustment to inventory absorption accounting of $23.3 million for three months ended December 31, 2020. Gross Profit and Free Cash Flow $ millions Gross Profit December 31, 2021 December 31, 2020 Net sales $4,852 $4,129 Cost of goods sold (excluding depreciation and amortization) 3,844 3,357 Gross profit 1,008 772 Adjustments - 39 Adjusted gross profit1 $1,008 $811 Gross margin 20.8% 18.7% Adjusted gross margin1 20.8% 19.6% Free Cash Flow December 31, 2021 December 31, 2020 Cash flow provided by operations $67 $544 Less: Capital expenditures (55) (57) Add: Merger-related expenditures 81 99 Free cash flow $94 $586 Three Months Ended Twelve Months Ended

25 Note: EBITDA and Adjusted EBITDA are non-GAAP financial measures that provide indicators of the Company's performance and its ability to meet debt service requirements. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before foreign exchange and other non-operating income, non-cash stock-based compensation costs and merger-related costs. Adjusted EBITDA $ millions EES CSS UBS Corporate Total Net income attributable to common stockholders $133 $101 $123 ($204) $153 Preferred stock dividends — — — 14 14 Provision for income taxes — — — 31 31 Interest expense, net — — — 60 60 Depreciation and amortization 16 23 6 9 54 EBITDA 149 124 129 (90) 313 Other income, net (1) — — (38) (39) Stock-based compensation 2 1 — 4 7 Merger-related costs — — — 39 39 Adjusted EBITDA $151 $125 $129 ($85) $320 Adjusted EBITDA margin % 7.5% 8.3% 9.6% 6.6% Three Months Ended December 31, 2021

26 Note: EBITDA and Adjusted EBITDA are non-GAAP financial measures that provide indicators of the Company's performance and its ability to meet debt service requirements. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before foreign exchange and other non-operating income, non-cash stock-based compensation costs and merger-related costs. Adjusted EBITDA $ millions EES CSS UBS Corporate Total Net income attributable to common stockholders $544 $394 $413 ($942) $409 Preferred stock dividends — — — 57 57 Provision for income taxes — — — 116 116 Interest expense, net — — — 268 268 Depreciation and amortization 56 83 22 37 198 EBITDA 600 477 435 (464) 1,048 Other (income) expense, net (2) 1 — (47) (48) Stock-based compensation 6 3 2 15 26 Merger-related costs — — — 158 159 Net gain on Canadian divestitures — — (9) — (9) Adjusted EBITDA $604 $481 $428 ($338) $1,176 Adjusted EBITDA margin % 7.9% 8.4% 8.8% 6.5% Year Ended December 31, 2021

27 Pro Forma Net Sales and Adjusted EBITDA by Segment 1 Pro forma adjustments represent Anixter’s results for the six-month period from January 6, 2020 to June 22, 2020, as previously reported in an 8-K filed on November 4, 2020, except that those results have been adjusted for the difference in reporting calendars between Anixter and Wesco. $ millions EES CSS UBS Corporate Total EES CSS UBS Corporate Total EES CSS UBS Corporate Total Net sales $5,480 $3,323 $3,523 $0 $12,326 $936 $1,937 $819 $0 $3,691 $6,416 $5,260 $4,342 $0 $16,017 EBITDA 298 255 254 (336) 471 65 143 53 (122) 139 363 398 307 (458) 610 Other (income) expense, net (2) - - - (2) - - - 7 7 (2) - - 7 5 Stock-based compensation expense 4 2 1 10 17 1 3 1 13 18 5 5 2 23 35 Merger-related costs - - - 132 132 - - - 31 31 - - - 163 163 Merger-related fair value adjustments 15 22 6 - 44 - - - - - 15 22 6 - 44 Out-of-period adjustment 13 2 4 - 19 - - - - - 13 2 4 - 19 Gain on sale of asset (20) - - - (20) - - - - - (20) - - - (20) Adjusted EBITDA $308 $281 $266 ($194) $660 $65 $146 $54 ($71) $195 $373 $427 $320 ($265) $855 Adjusted EBITDA margin % 5.6% 8.4% 7.5% 5.4% 5.8% 8.1% 7.4% 5.3% Twelve Months Ended December 31, 2020 Reported Proforma Adjustments(1) Proforma

Adjusted EPS

$ millions, except per share amounts	Three Months Ended December 31, 2021			Twelve Months Ended December 31, 2021		
	Reported Results	Adjustments[1]	Adjusted Results	Reported Results	Adjustments[1]	Adjusted Results
Income from operations	$220	$51	$271	$802	$182	$983
Net interest	60	—	60	268	—	268
Other income, net	(39)	37	(3)	(48)	37	(12)
Income before income taxes	199	14	213	582	145	727
Provision for income taxes[2]	31	1	33	116	34	149
Effective tax rate	15.7%		15.3%	19.9%		20.5%
Net income	168	13	180	466	111	578
Less: Non-controlling interest	0	—	0	1	—	1
Net income attributable to WESCO	167	13	180	465	111	577
Preferred stock dividends	14	—	14	57	—	57
Net income attributable to common stockholders	153	13	166	408	111	519
Diluted Shares	52		52	52		52
Earnings per diluted share	$2.93		$3.17	$7.84		$9.98

[1] Adjustments include merger-related costs, a net gain on the sale of Wesco's legacy utility and data communications businesses in Canada, accelerated amortization expense associated with migrating to the Company's master brand architecture, a curtailment gain resulting from the remeasurement of the Company's pension obligations in the U.S. and Canada due to amending certain terms of such defined benefit plans, and the related income tax effects.

[2] The adjustments to income from operations have been tax effected at rates of 20% and 24% for the three and twelve months ended December 31, 2021, respectively. The adjustment to other non-operating income for the three and twelve months ended December 31, 2021 has been tax effected at a rate of 25%.

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29 Organic Sales Growth by Segment $ millions Year-over-year: December 31, 2021 December 31, 2020 Reported Divestiture Impact Foreign Exchange Workday Impact Organic Growth EES $1,995 $1,668 19.6% (0.8)% 1.3% 1.6% 17.5% CSS 1,515 1,369 10.6% — % 0.2% 1.6% 8.8% UBS 1,342 1,091 23.0% (1.1)% 0.6% 1.6% 21.9% Total net sales $4,852 $4,129 17.5% (0.6)% 0.7% 1.6% 15.8% Sequential: December 31, 2021 September 30, 2021 Reported Foreign Exchange Workday Impact Organic Growth EES $1,995 $1,982 0.6% (0.5)% (3.1)% 4.2% CSS 1,515 1,489 1.8% (1.2)% (3.1)% 6.1% UBS 1,342 1,257 6.8% (0.1)% (3.1)% 10.0% Total net sales $4,852 $4,728 2.6% (0.6)% (3.1)% 6.3% Three Months Ended Growth/(Decline) Three Months Ended Growth/(Decline)

Capital Structure and Leverage

$ millions

Financial Leverage:

	Twelve Months Ended December 31, 2021 Reported	Twelve Months Ended December 31, 2020 Proforma[1]
Net income attributable to common stockholders	$408	$116
Net income (loss) attributable to noncontrolling interests	1	(1)
Preferred stock dividends	57	30
Provision for income taxes	116	56
Interest expense, net	268	256
Depreciation and amortization	199	153
EBITDA	**1,049**	**610**
Other (income) expense, net[2]	(48)	5
Stock-based compensation	26	35
Merger-related costs and fair value adjustments	158	207
Out-of-period adjustment	—	19
Net gain on sale of asset and Canadian divestitures	(9)	(20)
Adjusted EBITDA[3]	**$1,176**	**$855**

Debt	As of, December 31, 2021	As of, December 31, 2020	Maturity
Receivables Securitization (variable)	$1,270	$950	2024
Inventory Revolver (variable)	597	250	2025
2021 Senior Notes (fixed)	—	500	2021
2023 Senior Notes AXE (fixed)	59	59	2023
2024 Senior Notes (fixed)	—	350	2024
2025 Senior Notes AXE (fixed)	4	4	2025
2025 Senior Notes (fixed)	1,500	1,500	2025
2028 Senior Notes (fixed)	1,317	1,325	2028
Other	34	47	Various
Total debt[4]	**4,781**	**4,985**	
Less: cash and cash equivalents	213	449	
Total debt, net of cash	**$4,568**	**$4,536**	
Leverage	3.9x	5.3x	

[1] EBITDA and adjusted EBITDA for the twelve months ended December 31, 2020 gives effect to the combination of WESCO and Anixter as if it had occurred at the beginning of the respective trailing twelve-month period.

[2] Other non-operating income for the year ended December 31, 2021 includes a $36.6 million curtailment gain resulting from the remeasurement of the Company's pension obligations in the U.S. and Canada due to amending certain terms of such defined benefit plans.

[3] Adjusted EBITDA includes the financial results of WESCO's legacy utility and data communications businesses in Canada, which were divested in the first quarter of 2021 under a Consent Agreement with the Competition Bureau of Canada.

[4] Total debt is presented in the consolidated balance sheets net of debt discount and debt issuance costs and includes adjustments to record the long-term debt assumed in the merger with Anixter at its acquisition date fair value.

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